UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2012

Seattle Genetics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2012, at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Seattle Genetics, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s Amended and Restated 2007 Equity Incentive Plan (the “2007 Plan”) to increase the number of shares of the Company’s common stock authorized for issuance under the 2007 Plan by 4,000,000 shares and to effect certain other changes to the 2007 Plan as follows:

•	increasing the maximum aggregate number of shares the Company’s common stock that may be issued under the 2007 Plan through incentive stock options to 16,500,000 shares;

•

clarifying that the prohibition in the 2007 Plan on repricing stock options without prior stockholder approval that applies to underwater awards also applies to stock appreciation rights and also prohibits the cancellation of such awards in exchange for cash or other stock awards under the 2007 Plan; and

•	extending the term of the 2007 Plan to May 18, 2022.

The amendment and restatement of the 2007 Plan (as so amended and restated, the “Restated 2007 Plan”), previously had been approved, subject to stockholder approval, by the Board of Directors of the Company. The Restated 2007 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A more detailed summary of the material features of the Restated 2007 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 13, 2012 (the “Proxy Statement”). That summary and the foregoing description is qualified in its entirety by reference to the text of the Restated 2007 Plan, which is attached as Appendix A to the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 18, 2012, the Company’s stockholders voted on the five proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Proxy Statement.

1.	To elect the following three Class II directors to hold office until the Company’s 2015 Annual Meeting of Stockholders.

Name	Votes For	Votes Withheld	Broker Non-Votes
Clay B. Siegall	93,855,881	290,400	10,951,749
Felix Baker	93,806,049	340,232	10,951,749
Nancy A. Simonian	92,221,752	1,924,529	10,951,749

2.	To approve the amendment and restatement of the Seattle Genetics, Inc. Amended and Restated 2007 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder by 4,000,000 shares and to make certain other changes thereto as described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,705,305	16,393,175	47,801	10,951,749

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,882,944	147,499	67,587	—

4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
92,796,708	1,280,041	69,532	10,951,749

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEATTLE GENETICS, INC.

Date: May 22, 2012	By:	/s/ Clay B. Siegall
Clay B. Siegall President and Chief Executive Officer